Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO

SPONSOR SUPPORT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Sponsor Support Agreement, dated as of October 4, 2023 (the “Sponsor Support Agreement”), by and among Golden Arrow Sponsor, LLC, a Delaware limited liability company (“Sponsor”), Golden Arrow Merger Corp., a Delaware corporation (“GAMC”) and Bolt Threads, Inc., a Delaware corporation (the “Company”), is made and entered into as of June 10, 2024, by and among Sponsor, GAMC and the Company. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Sponsor Support Agreement.

WHEREAS, GAMC, Sponsor and the Company are parties to the Sponsor Support Agreement (the “Parties”);

WHEREAS, GAMC, Beam Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of GAMC (“Merger Sub”), and the Company propose to enter into, simultaneously herewith, an amendment to that certain Business Combination Agreement, dated as of October 4, 2023, by and among GAMC, Merger Sub and the Company (such agreement, the “BCA” and such amendment, the “BCA Amendment”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA), providing that the “Outside Date” in the BCA be extended to September 16, 2024;

WHEREAS, the Parties desire to amend the Sponsor Support Agreement as set forth in this Amendment; and

WHEREAS, Section 12(f) of the Sponsor Support Agreement provides that the Sponsor Support Agreement may not be amended except by an instrument in writing signed by each of the parties.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Amendment to the Sponsor Support Agreement. Section 5 of the Sponsor Support Agreement is amended in its entirety to provide as follows:

[Reserved].

2. Waiver. Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Sponsor Support Agreement or any rights or obligations of any party under or in respect of the Sponsor Support Agreement. Except as modified by this Amendment, the Sponsor Support Agreement shall continue in full force and effect. Upon the execution of this Amendment by the Parties, each reference in the Sponsor Support Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Sponsor Support Agreement shall mean and be a reference to the Sponsor Support Agreement as amended by this Amendment, and a reference to the Sponsor Support Agreement in any other instrument or document shall be deemed a reference to the Sponsor Support Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Sponsor Support Agreement, as amended by this Amendment.

3. General. Section 12 of the Sponsor Support Agreement shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GOLDEN ARROW SPONSOR, LLC.

By:	/s/ Andrew Rechtschaffen
Name:	Andrew Rechtschaffen
Title:	Authorized Signatory

[Signature page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GOLDEN ARROW MERGER CORP.

By:	/s/ Timothy Babich
Name:	Timothy Babich
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BOLT THREADS, INC.

By:	/s/ Daniel Widmaier
Name:	Daniel Widmaier
Title:	Chief Executive Officer